[conformed copy]

                    SECOND AMENDMENT TO LOAN AGREEMENT

          THIS SECOND AMENDMENT TO LOAN AGREEMENT (the "Amendment"), dated as of the 31st day of December, 1993, among Chelsea Communications, Inc., a Delaware corporation (the "Borrower"), the Banks whose names are set forth on the signature pages hereof (collectively, the "Banks"), and The Toronto Dominion Bank Trust Company and NationsBank of Texas, N.A. as agents for the Banks (collectively, the "Agents"),

                           W I T N E S S E T H:

   WHEREAS, the Borrower, the Agents and the Banks are parties to that certain Loan Agreement dated as of September 25, 1989, as amended by that certain First Amendment to Loan Agreement dated as of August 10, 1992 (the "Loan Agreement"); and

   WHEREAS, the Borrower has requested that the Banks amend the Loan Agreement to change the definition of Total Debt Service to exclude optional prepayments made from Total Debt Service; and

   WHEREAS, the Banks have agreed to so amend the Loan Agreement subject to the terms of this Amendment;

   NOW, THEREFORE, in consideration of the premises referred to above, the covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Banks, the Agents and the Borrower agree that capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, except as otherwise defined or limited herein, and further agree as follows:

   1.   Amendment of Article 1.  Article 1 of the Loan Agreement,
Definitions, shall be and it hereby is amended by deleting the existing definition of "Total Debt Service" in its entirety and substituting the following therefor:

    "Total Debt Service" shall mean for the Borrower and its Subsidiaries on a consolidated basis with respect to any twelve-month period ending on the applicable calculation date, after giving effect to any Interest Hedge Agreements and Fixed Rate Advances, the sum of (a) the aggregate of all principal (excluding principal payments made pursuant to Section 2.9(a)), interest, fees and other payments made during such twelve-month period in respect of Indebtedness for Money Borrowed of such Persons as of the calculation date, plus (b) as of the calculation date, the aggregate of all payments made during such period in respect of Capitalized Lease Obligations of such Persons and obligations of such Persons with respect to leases constituting part of a sale and lease-back arrangement.



   2. Waiver. The Banks hereby waive any Event of Default or any Default under the provisions of Section 8.1 resulting from the Borrower's failure to timely deliver an annual forecast for fiscal year 1994 pursuant to Section 6.5(b).

   3. No Other Amendment or Waiver. Except for the amendment and waiver set forth or referred to above, the text of the Loan
Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

   4. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Agents and each Bank as follows:

   (a) Except for those representations and warranties satisfied on the Agreement Date and not applicable after such date, each representation and warranty set forth in Article 4 of the Loan Agreement is hereby re-stated and affirmed as true and correct as of the date thereof:

   (b) The Borrower has the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

   (c) This Amendment has been duly authorized, validly executed and delivered by the Authorized Signatories of the Borrower, and this Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower): and

   (d) The execution and delivery of this Amendment and the Borrower's performance hereunder does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower nor will such execution, delivery and performance be in contravention of or in conflict with the Borrower's articles of incorporation or by-laws or the provision of any statute, judgment, order, indenture, instrument, agreement, expressly including without limitation, the Licenses, or undertaking to which the Borrower is a party or by which the Borrower's Assets or properties are or may become bound.

   5. Conditions Precedent to Effective Date of Amendment. The effectiveness of this Amendment is subject to (i) the truth and accuracy of the representations and warranties contained in Section 4 hereof; (ii) receipt by the Agent and the Banks of the annual forecast for fiscal year 1994 described in Section 6.5(b) of the Credit Agreement; and (iii) receipt of all other documents either Agent or any Bank may reasonably request, certified by an appropriate governmental official or officer of the Borrower, if so requested.

   6. Effectiveness. This Amendment shall become effective as of the day and year first above-written.

   7. Strict Compliance. Notwithstanding the agreement of the Agents and the Banks to the terms and provisions of this Amendment, the Borrower acknowledges and expressly agrees that the Agents and the Banks reserve the right to require strict compliance with all terms and provisions of the Loan Agreement, as amended by this Amendment, and of all other Loan Documents, except as and to the extent set forth herein.

   8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

   9. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the Commonwealth of Pennsylvania.

   IN WITNESS WHEREOF, the parties hereto intending to be legally bound hereby have caused their respective duly authorized officers or representatives to execute, deliver and seal this Amendment as of the day and year first above written.


BORROWER:                         CHELSEA COMMUNICATIONS, INC., a
                                       Delaware corporation

[CORPORATE SEAL]             By: /s/ Daniel R. Milliard
                             Title:__________________________
                             Attest:_________________________
                             Title:__________________________

AGENTS:                      THE TORONTO DOMINION BANK TRUST
                               COMPANY

                             By: /s/ Martha L. Gariepy
                             Title:__________________________

                             NATIONSBANK OF TEXAS, N.A.

                             By: /s/ Thomas E. Carter
                             Title:__________________________




BANKS:

                             THE TORONTO-DOMINION BANK, Cayman
                                 Islands Branch

                             By: /s/ Melissa R Nigro
                             Title:_________________________

                             NATIONSBANK OF TEXAS, N.A.

                             By: /s/ Thomas E. Carter
                             Title:_________________________

                             BANK OF AMERICA NATIONAL TRUST AND
                               SAVINGS ASSOCIATION

                             By: /s/ Gigi L. Johnson
                             Title:_________________________

                             BANK OF HAWAII

                             By: /s/ Buddy Montgomery
                             Title:_________________________

                             BANK OF MONTREAL

                             By:____________________________
                             Title:_________________________

                             THE BANK OF NOVA SCOTIA

                             By: /s/ James Tryforus
                             Title:_________________________

                             CANADIAN IMPERIAL BANK OF COMMERCE

                             By: /s/ Marty Friedman
                             Title:_________________________

                             CRESTAR BANK

                             By:____________________________
                             Title:_________________________

                             FIDELITY BANK, NATIONAL ASSOCIATION

                             By:____________________________
                             Title:_________________________

                             THE FIRST NATIONAL BANK OF CHICAGO

                             By: /s/ Ronna Bury-Prince
                             Title:_________________________

                             FLEET BANK, N.A.

                             By: /s/ Jan-Gee W. McCollam
                             Title:_________________________

                             HIBERNIA NATIONAL BANK

                             By: /s/ Karen DeBlieux
                             Title:_________________________

                             MARINE MIDLAND BANK, N.A.

                             By: Alison Melick
                             Title:_________________________

                             NATIONAL BANK OF CANADA

                             By: /s/ T. White / T. Carrasco
                             Title:_________________________

                             NATIONAL WESTMINSTER BANK

                             By:____________________________
                             Title:_________________________

                             NIPPON CREDIT BANK

                             By:____________________________
                             Title:_________________________

                             PROVIDENT NATIONAL BANK

                             By: /s/ David J. Riordan
                             Title:_________________________

                             SKOPBANK

                             By: /s/ Walter Altorfer / Petri Canstam
                             Title:_________________________

                             UNION BANK

                             By: /s/ James L. Leahy
                             Title:_________________________